CDC NVEST STAR WORLDWIDE FUND
                          CDC NVEST STAR SMALL CAP FUND


     Supplement dated June 14, 2001 to CDC Nvest Star Funds Prospectuses Classes A, B and C and Class Y each dated May 1, 2001


CDC NVEST STAR WORLDWIDE FUND
Effective May 25, 2001, Oscar Castro will be the sole portfolio manager for the segment of the Fund managed by Montgomery Asset Management LLC ("Montgomery").

CDC NVEST STAR SMALL CAP FUND
Effective May 25, 2001, Stuart Roberts, Jerome Philpott and Charles Reed will co-manage the Montgomery segment of the Fund, replacing Kathryn Peters. Accordingly, the following information replaces that of Kathryn Peters in the section entitled, "Meet the Funds' Portfolio Managers":

STUART O. ROBERTS
Stuart O. Roberts has co-managed the Montgomery segment of the Star Small Cap Fund since May 2001. Mr. Roberts, Senior Portfolio Manager of Montgomery, joined the firm in 1990. Prior to joining Montgomery, Mr. Roberts was Vice President and Portfolio Manager at Founders Asset Management. He holds an M.B.A. from the University of Colorado and a B.A. from Bowdoin College. He has 18 years of investment experience, specializing in small-cap growth investing.

JEROME C. PHILPOTT
Jerome C. Philpott has co-managed the Montgomery segment of the Star Small Cap Fund since May 2001. Mr. Philpott, Portfolio Manager of Montgomery, joined the firm in 1991. Prior to joining Montgomery, Mr. Philpott was a securities analyst with Boettcher & Company. Mr. Philpott, a Chartered Financial Analyst, holds an M.B.A. from the University of Virginia and a B.A. from Washington and Lee University. He has 16 years of investment experience.

CHARLES I. REED
Charles I. Reed has co-managed the Montgomery segment of the Star Small Cap Fund since May 2001. Mr. Reed, Portfolio Manager of Montgomery, joined the firm in 1997. Prior to joining Montgomery, Mr. Reed was an equity analyst for Berger Associates. Mr. Reed, a Chartered Financial Analyst, holds an M.S. in Finance from the University of Colorado and a B.S. from Colorado State University. He has 8 years of investment experience.

In addition, the following information replaces the investment strategy discussion under Montgomery in the section entitled, "More on Investment Strategies":

Montgomery seeks capital appreciation by investing in well-managed U.S. growth companies at an early or transitional stage of development, before their potential is discovered by the market. Extensive research is performed on individual companies in order to develop earnings forecasts and target prices. The companies that emerge from this process display a consistent profile:

|X|      Superior management with a well-defined business plan
|X|      Increasing market share
|X|      Strong projected earnings growth
|X|      High, sustainable margins

In making investment decisions, Montgomery generally employs the following methods:

o With a steady stream of ideas and information derived from Montgomery's own research and a well-established network of regional brokers, the team targets small companies most likely to fulfill their potential for rapid growth, with an emphasis on early recognition of investment potential. The investment process is designed to identify companies with the ability to double earnings in three to five years, growing at a rate of 20% to 30% annually. The majority of Montgomery's research effort focuses on a universe of stocks with market capitalizations ranging between $100 million and $2 billion at the time of purchase.


o Team members spend the majority of their time on extensive fundamental research of investment candidates in order to develop earnings forecasts and target prices. Montgomery's focus is on understanding the dynamics of companies well enough to accurately forecast their earnings out two to three years. Based on earnings forecasts, the team develops intermediate term (12 to 18 month) target prices by applying a conservative price/earnings multiple. Investment candidates


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     are those which are selling at a substantial discount to the target price.
     Montgomery's approach emphasizes the predictability of earnings in order to deliver superior investment results with controlled risk. The team maintains an open dialogue with senior management of the companies in which they invest. A number of questions are asked about portfolio candidates in order to verify the company's advantage or unique position in its industry, unrecognized catalysts likely to produce increasing and predictable earnings streams, the sustainability of current margins, the strength of the company's balance sheet, and the company's ability to finance growth internally. Equally as important in the smaller cap sector of the market, the team also weighs the inherent risks in companies that are often in the early stages of development.

o The portfolio remains well diversified, containing 70 to 100 issues divided between two tiers. The top tier is composed of 20 to 30 stocks, comprising 40% to 50% of portfolio assets. These outstanding stocks have proven their ability over time to deliver earnings in line with or better than expectations. In all cases, company visits have been conducted, management teams are well known, and there is a detailed understanding of their business plan and competitive position. The secondary tier is composed of 40 to 70 stocks, comprising 50% to 60% of the total portfolio. These smaller positions' growth potential and other characteristics have met the team's due diligence criteria of accelerating earnings growth, strong business fundamentals and attractive valuations versus peer groups. Over time, these holdings either join the top tier or are eliminated. This two-tiered approach allows for concentration in the team's best ideas, while at the same time maintaining prudent diversification. No more than 5% at cost is invested in any one issue. Industry and sector weights are a result of the stock selection process and internal risk control guidelines. Generally, no more than 20% of the total portfolio is invested within any industry at one time. The objective is to obtain broad exposure to the small cap sector of the market without constraining the stock selection process.

o Montgomery uses four criteria to determine when to sell a stock. A stock in the portfolio becomes a candidate for sale when: the stock reaches its target price, the risk/return equation is no longer favorable, deterioration in company fundamentals, or competitive force-out by a new idea.




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